Exhibit 99.2
Nasdaq: PASG © 2024 Passage Bio. All rights reserved. Corporate Presentation May 2024

2 Forward-Looking Statement This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectations about timing and execution of anticipated milestones, including the progress of clinical trials and the availability of clinical data from such trials; our expectations about our collaborators’ and partners’ ability to execute key initiatives; our expectations about manufacturing plans and strategies; our expectations about cash runway; our expectations about potential outlicensing opportunities related to PBGM01, PBKR03 and PBML04; and the ability of our product candidates to treat their respective target CNS disorders. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop and obtain regulatory approval for our product candidates; the timing and results of preclinical studies and clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; failure to protect and enforce our intellectual property, and other proprietary rights; our dependence on collaborators and other third parties for the development and manufacture of product candidates and other aspects of our business, which are outside of our full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions; and the other risks and uncertainties that are described in the Risk Factors section in documents the company files from time to time with the Securities and Exchange Commission (SEC), and other reports as filed with the SEC. Passage Bio undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

3 REDEFINING THE COURSE OF NEURODEGENERATIVE CONDITIONS Advancing potential best-in-class, one-time progranulin raising FTD-GRN gene therapy In-house manufacturing and process analytics to support program execution Strong cash position with runway expected into 4Q 2025* Exploring benefits of elevated progranulin in multiple adult neurodegenerative diseases * Based on cash, cash equivalents and marketable securities as of March 31, 2024

4 Validating the Therapeutic Potential of PBFT02 Promising data from initial clinical study of PBFT02 in FTD-GRN Genetic form of FTD caused by GRN mutations, which lead to progranulin (PGRN) deficiency No approved disease-modifying therapies One-time therapy Proprietary AAV1 construct Nonsurgical injection directly to cerebrospinal fluid (CSF) Durable, elevated CSF PGRN levels* Urgent Patient Need in FTD-GRN Differentiated, Potential Best-in-Class Profile Fast Track and Orphan Drug Designation * Based on interim data.

5 Significant Market Opportunity for PBFT02 Across Multiple Neurodegenerative Diseases ~18,000 ~21,000 ~72,600 ~3.9M FTD-GRN1–3 FTD-C9orf722–4 AMYOTROPHIC LATERAL SCLEROSIS (ALS) 5–6 ALZHEIMER’S DISEASE (GRN SNP)*7–8 * rs5848 single nucleotide polymorphism (SNP) 1. Greaves CV, et al. J Neurol 2019; 266:2075-2086. 2. Galvin JE, et al. Neurology 2017; 89:2049-2056. 3. Onyike CU, et al. Int Rev Psychiatry 2013; 25:130-137. 4. Moore KM, et al. Lancet Neurol 2020; 19: 145–156. 5. Brown et al. Neuroepi 2021; 55:342-353. 6. CDC ALS Registry Dashboard. 7. Sheng J, et al. Gene 2014; 141-145. 8. Alz Assoc. 2023 Alzheimer’s Disease Facts and Figures. Alzheimers Dement 2023;19. Estimated Prevalence (US and EU)

6 Anticipated Upcoming Milestones and Data Readouts 1H 2024 2H 2024 1H 2025 Initiate dosing of Cohort 2 FTD-GRN patients Obtain regulatory feedback on the pathway to treating FTD-C9orf72 and ALS patients Report 6-month safety and biomarker data from Cohort 1 patients Announce 12-month follow-up data from Cohort 1 patients Report initial safety and biomarker data from Cohort 2 patients FTD-GRN Milestones FTD-C9orf72 and ALS Milestones

PBFT02 Frontotemporal Dementia-GRN

8 FTD: A Devastating Adult Disease OVERVIEW • Fatal adult-onset neurodegenerative disease affecting the frontal and temporal lobes of the brain, characterized by a decline in behavior, language and executive function • One of the most common causes of early-onset dementia worldwide, disproportionately affecting individuals aged 40-65 years CLINICAL SYMPTOMS Disease progression is rapid and degenerative, including loss of speech, loss of expression, behavioral changes and immobility On average, people with FTD live 8 years after the onset of symptoms

9 Progranulin Deficiency is the Defining Characteristic of FTD-GRN and Leads to Neurodegeneration Progranulin is critical to maintaining CNS cell homeostasis Rhinn H et al. Trends Pharm Sci. 2022, 43:641-652.

10 Elevated PGRN Increases Potential for Improved Cellular Function • Progranulin is a secreted protein that binds to cell membrane receptors to affect multiple intracellular pathways –Major role is regulating intracellular lysosomal activity –Extracellular PGRN is endocytosed via multiple receptors • Driving elevated PGRN levels in the extracellular space increases the amount of PGRN available to enter target CNS cells Paushter et al., Acta Neuropathol. 2018;136(1):1-17., Rhinn et al., Trends in Pharmacological Sciences 2022; 43.8:641-652.

11 Preclinical: AAV1 Achieved the Highest Levels of CSF PGRN in NHPs AAV1 increased CSF PGRN levels ~5x more than AAV5 and AAVhu68 (proprietary AAV9 variant) vectors, without further elevating peripheral levels Production of Human PGRN in Plasma AAV1 transgene delivery led to highest hPGRN levels in CSF CSF PGRN (ng/mL) 0 10 20 30 40 CSF 0.1 1 10 100 LLOQ Normal Day RA2981 RA2982 RA3027 RA3153 RA3151 RA3170 RA3155 RA3160 AAVhu68 AAVhu68 (v2) AAV1 AAV5 RA2981 RA2982 RA3027 RA3153 RA3151 RA3170 RA3155 RA3160 AAVhu68 AAVhu68 (v2) AAV1 AAV5 RA2981 RA2982 RA3027 RA3153 RA3151 RA3170 RA3155 RA3160 AAVhu68 AAVhu68 (v2) AAV1 AAVhu68 AAV5 AAVhu68 (v2) AAV5 AAV1 Normal LLOQ Plasma Plasma PGRN (ng/mL) 0 10 20 30 40 0.1 1 10 100 Normal Day 1,000 Left, right: Two adult rhesus macaques per treatment received ICM AAV.hPGRN High dose, 3.0 x 1013 GC / 3.3 x 1011 GC/g brain) on study day 01 .. Shading: Reference range for healthy adult controls’ PGRN levels in CSF (n = 61) and plasma (n = 56) (Passage Bio data).

Preclinical: Higher CSF PGRN May Confer Reduction in Inflammatory Response

PBFT02 reduced lipofuscin at all doses, suggesting correction of underlying mechanism of disease



Murine FTD Model
Baseline
Day 90
Lipofuscin Count
1000
750
500
250
0
WT
$Grn^{-/-}$
Vehicle
Vehicle
Dose 1
Dose 2
Dose 3
Dose 4
WT
$Grn^{-/-}$
****
***
*
**
**

- Lipofuscin: increased levels associated with lysosomal dysfunction
- Correlated with underlying mechanism of FTD-*GRN*

Microgliosis reduction strongest at highest PBFT02 dose / PGRN level



Murine FTD Model
Baseline
Day 90
CD68 Area (μm^2)
5000
4000
3000
2000
1000
0
WT
$Grn^{-/-}$
Vehicle
Vehicle
Dose 1
Dose 2
Dose 3
Dose 4
WT
$Grn^{-/-}$
****
****
*
**

- Microgliosis: inflammatory response to pathogenic insults in the CNS
- CD68: marker of activated microglia

Thalamus data shown above. Thalamic atrophy is a key feature commonly found in FTD

*$p < 0.05$, **$p < 0.01$, ***$p < 0.001$, ****$p < 0.0001$, one-way ANOVA followed by Tukey's multiple comparisons test

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PassageBio

13 upliFT-D: Global Phase 1/2 Trial with PBFT02 DURATION 2 years; with additional 3 years of follow-up for safety and durability of effect PRIMARY ENDPOINTS Safety and tolerability SECONDARY ENDPOINTS Biomarkers • Progranulin (CSF, plasma) • GFAP (CSF, plasma) • vMRI • Retinal nerve fiber layer and retinal lipofuscin deposits via OCT • NfL (CSF, plasma) Clinical • CDR + NACC FTLD sum of boxes EXPLORATORY BIOMARKERS • Cathepsin D (CSF) • LAMP 1 (CSF) • Lys-GL1 (CSF) COHORT 1 Dose 1 (3.3e10 GC/g)* COHORT 2 Dose 2 (1.1e11 GC/g)* OPTIONAL COHORT 3 Optional dose 3 Recruiting IDMC review Phase 1/2 Multicenter Open-label Dose escalation study Up to 15 patients across 3 cohorts 1/2 TRIAL DESIGN COHORT 1 (n=5) Dose 1 COHORT 2 (n=3-5) Dose 1 OPTIONAL COHORT 3 IDMC review Phase Multicenter Open-label Dose escalation study Up to 15 patients across 3 cohorts 1/2 Complete Dose 1: 3.3e10 GC/g estimated brain weight.

14 Intra-Cisterna Magna (ICM) Administration • Directly deliver vector into the CSF via a single injection to reach both CNS and peripheral tissues1 –Allows for broad CNS biodistribution –Lower doses compared to IV systemic delivery –Reduced impact of neutralizing antibodies • Brief (<60 min), non-surgical, CT-guided procedure to allow for precise delivery to the cisterna magna –Infusion catheter does not enter brain tissues Cisterna magna 1. Hinderer et. al, Human Gene Therapy. 2018 Jan; 29(1):15-24.

15 upliFT-D: Interim Data from First 3 Treated Patients • Patient 1 experienced two SAEs consistent with an immune response; study protocol was revised to increase steroid regimen • Patient 2 and Patient 3 received a higher level of steroid immunosuppression and did not experience SAEs; only mild-to-moderate treatment emergent AEs were reported • No evidence of DRG toxicity, as measured by nerve conduction studies • No complications related to ICM administration observed Safety* Efficacy / Target Engagement • Interim data demonstrates PBFT02 potential for best-in-class efficacy at Dose 1 • Dose 1 showed continued elevation of CSF PGRN levels at up to six months post-treatment: 21.7 – 27.3 ng/mL (n=2) SAE: serious adverse event; AE: adverse event; DRG: dorsal root ganglion; ICM: intracisterna magna *Patient safety follow-up ranged from 2 to 11 months post-dosing as of data cutoff of May 1, 2024

upliFT-D

Following Protocol Update to Increase Steroids, Patients 2 and 3 Had No SAEs or Evidence of Significant Immune Response

	Patient 1		Patient 2	Patient 3
Immunosuppression[1]	Days -1-60: 60 mg oral prednisone	*Revised* →	Days 1-3: 1,000 mg IV methylprednisolone Days 4-60: 60 mg oral prednisone	
Length of Follow-up (as of May 1, 2024)	2 months (subject withdrew from study at week 10)		11 months	7 months
Summary	2 SAEs: both asymptomatic and consistent with immune response 1. Hepatotoxicity (resolved with methylprednisolone) 2. Venous sinus thrombosis		• No SAEs • No hepatotoxicity or significant LFT changes from baseline • No venous sinus thrombosis or inflammation on MRIs • No clinically significant immune response requiring adjustment to immunosuppression regimen • All treatment emergent AEs mild to moderate in severity	

LFT: liver function test; SAE: serious adverse event, AE: adverse event
1. Day minus one refers to the day prior to dosing.

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PassageBio

17 • Potential best-in-class PGRN profile at Dose 1 • Continued elevation of CSF PGRN at 6-months (n=2) • Consistent response across first three treated patients Initial Patients Treated with PBFT02 Have Seen a Substantial Increase in CSF PGRN At Dosing D30 D60 D180 Patient 1 1.9 12.7 N/A N/A Patient 2 2.8 17.3 N/A 27.3 Patient 3 2.9 10.7 13.7 21.7 CSF Progranulin (ng/mL) Shading: Reference range for healthy adult controls’ PGRN levels in CSF (range: 3.28 – 8.15 ng/mL, mean: 4.76 ng/mL, n = 61) (Passage Bio data) CSF=Cerebrospinal fluid 0 3 6 9 12 15 18 21 24 27 30 0 30 60 90 120 150 180 CSF PGRN, ng/mL Time (days) Dose 1 Progranulin, CSF Patient 1 Patient 2 Patient 3

18 • Plasma PGRN levels remained below normal levels at up to 6 months post-dose • PGRN increased only in the CSF where it has potential to correct deficit associated with neurodegeneration Plasma PGRN Levels Remained Below Normal Levels Post-Dose Shading: Lower limit of normal reference range for healthy adult controls’ PGRN levels in plasma (91.6 – 372.4 ng/mL, n = 56) (Passage Bio data) 0 10 20 30 40 50 60 70 80 90 100 0 7 14 30 60 90 120 150 180 Plasma PGRN, ng/mL Time (days) Dose 1 Progranulin, Plasma Patient 1 Patient 2 Patient 3

19 Summary SAFETY1 PBFT02 Dose 1 generally well-tolerated to date in Patients 2 and 3, who received revised steroid regimen following protocol amendment • No serious AEs • All AEs mild to moderate in intensity • No evidence of clinically significant immune response, hepatotoxicity or venous sinus thrombosis • No evidence of DRG toxicity • No complications observed related to ICM injection BIOMARKERS • Potential best-in-class PGRN profile at Dose 1 • Continued elevation of CSF PGRN at 6-months (n=2) • Consistent response across first three treated patients •No increase in plasma PGRN levels up to Day 180 (n=3) ANTICIPATED NEXT STEPS •Initiate dosing of Cohort 2 patients in 1H 2024 • 6-month data from Cohort 1 in 2H 2024 • 12-month follow-up data from Cohort 1 patients in 1H 2025 •Initial data from Cohort 2 in 1H 2025 AEs=adverse events; ICM=intra-cisterna magna; DRG=dorsal root ganglia 1. Patient safety follow-up ranged from 2 to 11 months post-dosing as of data cutoff of May 1, 2024

Looking Ahead

21 PBFT02 has Potential to Correct Underlying Pathology in FTD-GRN, FTD-C9orf72 and ALS TDP-43 pathology is a hallmark of multiple neurodegenerative diseases1 • TDP-43 mislocalizes from nucleus to cytoplasm • Forms inclusion bodies associated with neurodegeneration 1. Rhinn H et al. Trends Pharm Sci. 2022, 43:641-652

Elevated PGRN Ameliorates TDP-43 Pathology in Preclinical Models

TDP-43 pathology due to lysosomal dysfunction (*GRN/ TMEM106* double knockout, DKO) reduced by AAV.hPGRN[1]

AAV delivered hPGRN to DKO mouse brain



hPGRN [ng/mg]
80
60
40
20
0
WT
WT AAV
DKO
DKO AAV

TDP-43 pathology in DKO mice reduced by AAV.hPGRN



pTDP-43 [% of WT]
2500
2000
1500
1000
500
0
*
****
***

Elevated PGRN ameliorated TDP-43 pathology and disease course in a preclinical model[2]

Elevated PGRN reduced insoluble TDP-43 in mouse spinal cord



Relative insoluble TDP-43 levels
3.0
2.0
1.0
0.0
ns
***
***
NTG
TDP-43 transgenic mice
TDP-43 transgenic mice crossed with PGRN overexpressing mice†

Elevated PGRN extended survival of TDP-43 mutant mice



% Survival after onset
100
80
60
40
20
0
Disease duration (days)
0
100
200
300
400
500
600
**
TDP-43 transgenic mice
TDP-43 transgenic mice crossed with PGRN overexpressing mice†

† *PGRN increased to >2x endogenous levels*

- Elevated PGRN also prevented degeneration of large axon fibers in TDP-43 mice
- PGRN neuroprotection from pleiotropic effect, not single pathway

22

1. Reich et al. (2023) *bioRxiv* preprint 07.14.549089; 2. Beel et al (2018) *Mol Neurodegen*; Laird et al. (2010) *Plos One*.
DKO=double gene knockout; *GRN*=granulin gene; PGRN=progranulin; TDP-43=transactive response DNA binding protein 43 kDa.

PassageBio

23 GRN rs5848 SNP associated with accelerated disease in FTD-C9orf72 patients Decreased PGRN Associated with Greater Disease Severity in Multiple CNS Conditions GRN rs5848 SNP associated with accelerated disease in FTD-C9orf72 patients 1. van Blitterswijk et al (2014) Mol Neurodegen. AD=Alzheimer’s disease; ALS=amyotrophic lateral sclerosis; GRN=granulin gene; PGRN=progranulin; SNP=single nucleotide polymorphism. PGRN SNPs are genetic risk factors for CNS diseases • GRN rs5848 SNP results in ~15% reduction in PGRN levels • PGRN SNPs increase risk for, and worsen severity of, FTD/ALS-C9orf72 and AD1

PBFT02 has Potential to Modulate Alzheimer's Disease

Genetic Risk[1]	• *GRN* SNP rs5848 carriers have reduced PGRN levels and increased risk for AD • AD patients with *GRN* SNP rs5848 show reduced PGRN levels and increased CSF tau
Prevalence	• *GRN* SNP rs5848 is estimated to occur in 30% of the general population, with a similar prevalence rate among AD patients[2]
Supporting Preclinical Evidence[3]	• PGRN ablation exacerbates AD pathology in mice • PGRN overexpression reduces pathology burden in AD models

SNP=single nucleotide polymorphism.

Third-party preclinical data. Sources: 1. Chen Y et al. *J Neurol.* 2015, 262:814-22; Takahashi H et al. *Acta Neuropathol*. 2017, 133:785-807. 2. Fenoglio C et al. *J Alzheimers Dis*. 2009, 18:603-612. 3. Hosokawa M et al. *J Neuropath Exp Neurol*. 2015, 74:158-65; Minami SS et al. *Nat Med*. 2014, 20:1157-64; Van Kampen JM & Kay DG. *PLoS ONE* 2017, 12:e0182896.

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PassageBio

25 Leading In-House CMC Capabilities to Support PBFT02 Development Proven analytical development capabilities In-House CMC Analytical Capabilities to Support Program Advancement and Future Commercialization of PBFT02 Integrated process development GMP QC capabilities Strong regulatory CMC scientific expertise Scale-up capability

26 TIMING MILESTONE FTD-GRN 1H 2024 Initiate dosing of Cohort 2 patients 2H 2024 6-month safety and biomarker data from Cohort 1 patients 1H 2025 12-month follow-up data from Cohort 1 patients 1H 2025 Initial safety and biomarker data from Cohort 2 patients PBFT02 Additional Indications 2H 2024 Obtain regulatory feedback on clinical pathway for treating FTD-C9orf72 and ALS patients Upcoming Milestones and Corporate Updates PIPELINE • Pursuing outlicensing opportunities to advance pediatric clinical-stage programs (GM1, Krabbe and MLD) • Continuing the Huntington’s disease preclinical program being executed through our Penn GTP partnership BALANCE SHEET • Cash balance of $105 million as of 3/31/24* • Cash as of 3/31/24 expected to fund operations into 4Q 2025* * Cash, cash equivalents and marketable securities

27 REDEFINING THE COURSE OF NEURODEGENERATIVE CONDITIONS Advancing potential best-in-class, one-time progranulin raising FTD-GRN gene therapy In-house manufacturing and process analytics to support program execution Strong cash position with runway expected into 4Q 2025* Exploring benefits of elevated progranulin in multiple adult neurodegenerative diseases * Based on cash, cash equivalents and marketable securities as of March 31, 2024

Thank You passagebio.com | NASDAQ: PASG

29 Focused Pipeline Addressing Rare and Prevalent Neurodegenerative Indications Program Indication US/EU prevalence Discovery Preclinical Phase 1/2 Pivotal PBFT02 Frontotemporal dementia - GRN 18,0001-3 Frontotemporal dementia - C9orf72 21,0002-4 Amyotrophic lateral sclerosis 72,6005-6 Alzheimer’s disease with rs5848 SNP 3.9M7-8 Unnamed Huntington’s disease 60,0009 PBGM01 GM1 gangliosidosis PBKR03 Krabbe disease PBML04 Metachromatic leukodystrophy Pursuing outlicensing opportunities 1. Greaves CV, et al. J Neurol 2019; 266:2075-2086. 2. Galvin JE, et al. Neurology 2017; 89:2049-2056. 3. Onyike CU, et al. Int Rev Psychiatry 2013; 25:130-137. 4. Moore KM, et al. Lancet Neurol 2020; 19: 145–156. 5. Brown et al. Neuroepi 2021; 55:342-353. 6. CDC ALS Registry Dashboard. 7. Sheng J, et al. Gene 2014; 141-145. 8. Alz Assoc. 2023 Alzheimer’s Disease Facts and Figures. Alzheimers Dement 2023;19. 9. Crowell et al. Neuroepi. 2021; 55:361-368

Demonstrated Leadership

Deep experience in rare disease, CNS disorders and genetic medicines

LEADERSHIP TEAM



William Chou, M.D.
President &
Chief Executive Officer



Kathleen Borthwick
Chief Financial Officer



Sue Browne, Ph.D.
SVP Research & Development



Chip Cale
General Counsel &
Corporate Secretary



Mark Forman, M.D., Ph.D.
Chief Medical Officer



Eden Fucci
SVP Technical Operations



Stuart Henderson
SVP Corporate Development &
Investor Relations



Karl Whitney
SVP Global Regulatory Affairs

BOARD OF DIRECTORS

Maxine Gowen, Ph.D.
Chairwoman

Athena Countouriotis, M.D.
Avenzo Therapeutics

Derrell Porter, M.D.
cTRL Therapeutics

Dolan Sondhi, Ph.D.
Weill Cornell Medicine

Sandip Kapadia
Harmony Biosciences

Saqib Islam, J.D.
SpringWorks

William Chou, M.D.
President & Chief Executive Officer

30

PassageBio